UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

New Mountain Guardian IV Income Fund, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	814-01639	92-0964074
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

New Mountain Guardian IV Unlevered BDC, L.L.C.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 10, 2023, New Mountain Guardian IV Income Fund, L.L.C. (the “Company”) (i) changed its name from “New Mountain Guardian IV Unlevered BDC, L.L.C.” to “New Mountain Guardian IV Income Fund, L.L.C.” (the “Name Change”) by filing an Amended and Restated Certificate of Formation (the “A&R Certificate of Formation”) with the Secretary of State of the State of Delaware, and (ii) amended its Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) to reflect the Name Change (the “Amendment”). The Company’s Board of Directors approved the Name Change, the A&R Certificate of Formation and the Amendment to the A&R LLC Agreement on July 7, 2023. Stockholder approval was not required for the Name Change pursuant to Section 12.2 of the A&R LLC Agreement.

The foregoing descriptions of the A&R Certification of Formation and the Amendment to the A&R LLC Agreement are summaries only and do not purport to be complete and are qualified in their entirety by reference to the full texts of the A&R Certification of Formation and the Amendment to the A&R LLC Agreement, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Certificate of Formation, effective as of July 10, 2023.

3.2	Amendment to the Amended and Restated Limited Liability Company Agreement, effective as of July 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C.

Date: July 13, 2023	By:	/s/ Joseph W. Hartswell
Name: Joseph W. Hartswell
Title: Chief Compliance Officer and Corporate Secretary

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